NYSE Amex Equities Exchange Symbol - UEC
FOR IMMEDIATE RELEASE	November 10, 2010

Uranium Energy Corp Commences Major Drilling Program at Salvo Project in South Texas

The Plan is to Verify and Expand Historic Resource of 1.5 million lbs. of U3O8 at This Fourth Prospective Satellite for the Company's Hobson Processing Facility

Corpus Christi, TX - November 10, 2010 - Uranium Energy Corp (NYSE AMEX: UEC; the "Company") is pleased to announce the start of drilling at the Company's 100%-controlled Salvo Project in Bee County, Texas. The objective of the current drilling program is to verify the historic resource and to expand on the resource by drilling new areas of mineralization. The exploration drill plan will consist of two phases, each utilizing two rigs.

Phase One will consist of approximately 50 holes, plus 5 core holes, which the Company expects, with favourable results, will culminate in an updated NI 43-101 resource estimate being available during the first quarter of 2011. First drilling started two days ago.

Phase Two will build upon the Phase One results, and include an additional 140 holes, with an estimated completion date during the second quarter of 2011. Following Phase Two drilling, the Company expects, again with favourable results, that an updated NI 43-101 resource estimate will be available by mid-2011.

The Salvo project consists of 1,513 acres of continuous leases located about ten miles southwest of Beeville, Texas. The Salvo lease is approximately 50 miles from the Company's Hobson processing facility. Management anticipates that any mineral resource identified at Salvo will be extracted using in-situ recovery (ISR) methods and processed at the Hobson plant.

The Company earlier announced (see release dated July 19, 2010) an independent NI 43-101-compliant historic resource of 1,505,000 pounds of U3O8 based on 314 drill holes performed in the 1980s by Mobil Oil and Uranium Resources Inc. The historical resource estimate was performed using industry-accepted standards for its time. The Company is not treating the historical estimates as current mineral resources and the historical estimates should not be relied upon.

Clyde Yancey, VP of Exploration, said, "We are excited to get on the ground at Salvo and to verify and expand on the prospective resource here. First, historic disequilibrium factors (DEF), which were not applied to the historic resource, indicate a potential expansion by one-half or more. We will verify historic average DEF calculations and increase our understanding here. We also plan to drill prospective new zones aggressively."

The technical information in this news release has been prepared in accordance with the Canadian regulatory requirements set out in NI 43-101 and reviewed by Andrew Kurrus, P.G., Chief Geologist, Texas for the Company, a QP under NI 43-101.

About Uranium Energy Corp

Uranium Energy Corp is a U.S.-based advanced development company with the objective of near-term uranium production in the U.S. The Company's full licensed and permitted Hobson processing facility is central to all of its projects in South Texas, including the Palangana in-situ recovery project, which is scheduled for initial production this month, and the Goliad in-situ recovery project which is in the final stages of mine permitting for production. The Company's operations are managed by professionals with a recognized profile for excellence in their industry, a profile based on many decades of hands-on experience in the key facets of uranium exploration, development and mining.

Contact North America: Investor Relations, Uranium Energy Corp:
Toll Free: (866) 748-1030
Fax: (361) 888-5041
E-mail: info@uraniumenergy.com

Stock Exchange Information:
NYSE-AMEX: UEC
Frankfurt Stock Exchange Symbol: U6Z
WKN: AØJDRR
ISN: US916896103

Notice to U.S. Investors

The mineral resources referred to herein have been estimated in accordance with the definition standards on mineral resources of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in NI 43-101 and are not compliant with U.S. Securities and Exchange Commission (the "SEC") Industry Guide 7 guidelines. In addition, measured mineral resources, indicated mineral resources and inferred mineral resources, while recognized and required by Canadian regulations, are not defined terms under SEC Industry Guide 7 and are normally not permitted to be used in reports and registration statements filed with the SEC. Accordingly, we have not reported them in the United States. Investors are cautioned not to assume that any part or all of the mineral resources in these categories will ever be converted into mineral reserves. These terms have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility. In particular, it should be noted that mineral resources which are not mineral reserves do not have demonstrated economic viability. It cannot be assumed that all or any part of measured mineral resources, indicated mineral resources or inferred mineral resources will ever be upgraded to a higher category. In accordance with Canadian rules, estimates of inferred mineral resources cannot form the basis of feasibility or other economic studies. Investors are cautioned not to assume that any part of the reported measured mineral resources indicated mineral resources or inferred mineral resources referred to in this news release and in the Technical Report are economically or legally mineable.

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labour disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company's ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company's filings with the Securities and Exchange Commission. For forward-looking statements in this new release, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. 'This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities. The securities offered and sold in the private placement Offering have not been registered under the United States Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, and may not be offered or sold in the United States absent registration, or an applicable exemption from registration under the Securities Act and applicable state securities laws.